Exhibit 10.22

WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 26, 2021 (the “Seventh Amendment Effective Date”), by and among GULF ISLAND FABRICATION, INC., a Louisiana corporation, as borrower (“Borrower”), HANCOCK WHITNEY BANK, a Mississippi state chartered bank, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), and the Lenders.  Capitalized terms used but not defined in this Amendment have the meanings given such terms in the Credit Agreement (defined below).

RECITALS

A.	Borrower, Administrative Agent, and Lenders entered into that certain Credit Agreement dated as of June 9, 2017 (as amended, restated or supplemented, the “Credit Agreement”).
B.

A Default (the “Subject Default”) has occurred and is continuing under Section 11.1(c) of the Credit Agreement as a result of Borrower’s failure to comply with the financial covenant under Section 10.2 of the Credit Agreement (as in effect immediately prior to the date of this Amendment) for the period ended December 31, 2020.

C.	Lenders have agreed to waive the Subject Default and Borrower and Lenders have agreed to amend the Credit Agreement, in each case subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.Waiver of Subject Default; Release of Liens. Subject to the terms and conditions set out in this Amendment, Lenders hereby (a) waive the Subject Default, and (b) agree not to exercise any of the rights or remedies available to Administrative Agent and Lenders under the Loan Documents solely as a result of the noncompliance described in the immediately preceding clause (a).  Except as set out in the preceding sentence, the foregoing waiver and consent does not constitute a waiver of, or consent to, any present or future violation of, or noncompliance with, any provision of any Loan Document or a waiver of, or consent by Administrative Agent and Lenders’ right to insist upon strict compliance with each term, covenant, condition, and provision of the Loan Documents.  Upon the effectiveness of this Amendment and subject to the satisfaction of conditions precedent set forth in Section 3 below and the terms of this Amendment (including without limitation, the Cash Collateralization Requirement, as defined in Section 2.6(d) of the Credit Agreement as amended below), provided that no Default shall then exist, Administrative Agent and Lenders shall release their Liens on, and security interests in, the Collateral (other than as to Cash Collateral pledged to satisfy the Cash Collateralization Requirement under, and after giving effect to, this Amendment), including any negative pledge on real property, at Borrower’s sole cost and expense, and file or authorize Borrower or its counsel to file, lien releases and termination statements reflecting such release.  In connection with any Equity Interests pledged pursuant to the Security Agreement or Pledge Agreement, Administrative Agent will return any certificates representing any such Equity Interests, any related stock powers, and any other possessory Collateral in its possession to Borrower, at Borrower’s sole cost and expense.

2.Amendments to Credit Agreement.

(a)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the defined terms “LC Sublimit”, “Revolving Committed Amount” and “Revolving Credit Termination Date” in their entirety to read as follows:

“LC Submit means the Revolving Committed Amount.

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Revolving Committed Amount means (a) as to all Revolving Lenders, the aggregate amount set out for the Revolving Lenders on Schedule 1(a) (as such amount may be modified at any time or from time to time pursuant to the terms of this Agreement) and (b) as to any Revolving Lender, the amount set out opposite such Revolving Lender’s name on Schedule 1(a) as its Revolving Committed Amount (as such amount may be modified at any time or from time to time pursuant to the terms of this Agreement).  The aggregate Revolving Committed Amount of all Revolving Lenders on the Seventh Amendment Effective Date is $20,000,000.

Revolving Credit Termination Date means the earliest to occur of (a) June 30, 2023, (b) the date of termination of the entire Revolving Commitment by Borrower pursuant to Section 2.7, or (c) the date of termination of the Revolving Commitment pursuant to Section 11.2.”

(b)Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in their appropriate alphabetical order as follows:

“Seventh Amendment Effective Date means March 26, 2021.”

(c)Section 2.1 of the Credit Agreement is hereby amended to add a new clause (iii) as follows:

“(iii) Effective as of the Seventh Amendment Effective Date, Borrower, Administrative Agent and Lenders hereby agree that (A) all of Lenders’ Commitments to make Revolving Loans in the form of cash borrowings under the Credit Agreement (other than to honor draws for LCs issued under the Credit Agreement), are hereby terminated, and (B) the only Commitments of the Lenders that remain under the Credit Agreement are in respect of Credit Extensions as to LCs under, and in accordance with and subject to, Section 2.6 below.”

(d)Section 2.6(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d)Cash Collateral. At all times from the Seventh Amendment Effective Date under the earlier to occur of the Revolving Credit Termination Date and the date that all Obligations have been irrevocably -paid in cash in full and all Commitments have terminated, Borrower shall Cash Collateralize the outstanding LC Exposure in an amount equal to 100% of such LC Exposure at all times and in the case of Credit Extensions made after the Seventh Amendment Effective Date, prior to the date of such requested Credit Extension (the “Cash Collateralization Requirement”). If LCs are to be outstanding after the Revolving Credit Termination Date, not later than ten (10) Business Days prior to the Revolving Credit Termination Date, Borrower shall Cash Collateralize the LC Exposure for each such LC as provided in this Section 2.6(d). Borrower hereby grants to LC Issuer a security interest in and Lien upon all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. All such Cash Collateral shall be maintained in blocked deposit accounts at LC Issuer and subject to a first priority Lien in favor of Administrative Agent for the benefit of Lenders and subject to no other Lien.”

(e)Section 5.1(a) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

“(a) Borrower shall execute and deliver a Security Agreement (or an amendment to a presently effective Security Agreement in favor of Administrative Agent) on the Seventh Amendment Effective Date at Borrower’s sole cost and expense under which it shall grant to Agent a first priority security interest in, and Lien on (subject to no Lien other than in favor of Administrative Agent), one or more deposit or investment accounts with Administrative Agent and all Cash Collateral therein required to be pledged under a Security Agreement in favor of Administrative Agent to satisfy the Cash Collateralization Requirement; and all products and proceeds to the foregoing, together with any deposit account control agreements or securities account control agreements in Proper Form as may be required by Administrative Agent.”

(f)Sections 5.1(b) 5.1(c), 5.1(d) of the Credit Agreement are hereby deleted in their entirety.

(g)Article VII of the Credit Agreement is hereby amended to delete Sections 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.12, 7.16, 7.18, 7.19, 7.20, 7.21, and 7.25 in each case in their entirety and replace each of them with “Intentionally Left Blank” (with all such defined terms in Section 1.1 of the Credit Agreement in each place where such defined terms are used being deemed to be not applicable to the foregoing amended Sections) it being acknowledged and agreed that from and after the Seventh Amendment Effective Date the foregoing Sections that were in effect in such Article VII prior to the Seventh Amendment Effective Date are no longer be required under the Credit Agreement.

(h)Article VIII of the Credit Agreement is hereby amended to delete Sections 8.1(a), 8.1(b), 8.1(c), 8.1(d)(iii), 8.1(e), 8.1(g), 8.1(i)(iv), 8.1(i)(v), 8.1(i)(vii), 8.6, 8.8, 8.11, 8.12, 8.20 and 8.21 in each case in their entirety and replace each of them with “Intentionally Left Blank” (with all such defined terms in Section 1.1 of the Credit Agreement in each place where such defined terms are used being deemed to be not applicable to the foregoing amended Sections) it being acknowledged and agreed that from and after the Seventh Amendment Effective Date the foregoing Sections that were in effect in such Article VIII prior to the Seventh Amendment Effective Date are no longer be required under the Credit Agreement.

(i)Article IX of the Credit Agreement is hereby amended to delete Sections 9.1, 9.2, 9.4, 9.5, 9.6, 9.9, 9.10, 9.12, 9.15, 9.16 and 9.17 in each case in their entirety and replace each of them with “Intentionally Left Blank” (with all such defined terms in Section 1.1 of the Credit Agreement in each place where such defined terms are used being deemed to be not applicable to the foregoing amended Sections) it being acknowledged and agreed that from and after the Seventh Amendment Effective Date the foregoing Sections that were in effect in such Article IX prior to the Seventh Amendment Effective Date are no longer be required under the Credit Agreement.

(j)Article X of the Credit Agreement is hereby deleted in its entirety and replaced  with “ Intentionally Left Blank” (with all such defined terms in Section 1.1 of the Credit Agreement in each place where such defined terms are used being deemed to be not applicable to Article X) it being acknowledged and agreed that from and after the Seventh Amendment Effective Date the financial covenants that were in effect in such Article X prior to the Seventh Amendment Effective Date are no longer measured, tested or otherwise required under the Credit Agreement:

(k)Sections 11.1(h)(ii) and 11.1(l) of the Credit Agreement are hereby deleted in their entirety and each are replaced with “Intentionally Left Blank”.

(l)Schedule 1(a) to the Agreement is hereby deleted in its entirety and replaced with Schedule 1(a) attached to this Amendment.

3.Conditions.  This Amendment shall be effective once each of the following have been delivered to Administrative Agent:

(a)this Amendment executed by Borrower, Administrative Agent, and the Lenders;

(b)the Guarantors’ Consent and Agreement attached to this Amendment executed by Guarantors;

(c)a replacement Revolving Credit Note by Borrower and payable to Hancock Whitney Bank in the Revolving Committed Amount (after giving effect to this Amendment);

(d)an officer’s certificate of Borrower, certifying that (i) the resolutions of the Board of Directors of Borrower and each other Loan Party that is a legal entity approving the transactions contemplated by the Credit Agreement adopted by the Board of Directors electronically and certified by the Secretary of Borrower on February 28, 2020 are still in full force and effect and have not been repealed, amended or changed, (ii) the incumbency certificate of Borrower and each other Loan Party that is a legal entity has not changed since February 28, 2020, (iii) the representations and warranties of each Loan Party set forth in each Loan Document to which it is a party are true and correct in all material respects on and as of the Seventh Amendment Effective Date and (iv) after giving effect to this Amendment, no Default has occurred and is continuing;

(e)a Security Agreement by Borrower in favor of Administrative Agent (or a written amendment to a previously executed and presently effective Security Agreement by Borrower in favor or Administrative Agent) covering the account(s) with Administrative Agent and Cash Collateral contained therein to satisfy the Cash Collateralization Requirement with evidence that Borrower has satisfied the Cash Collateralization Requirement for LCs that are issued and outstanding on and as of the Seventh Amendment Effective Date;

(f)such other documents as Administrative Agent may reasonably request; and

(g)payment by Borrower of all agreed fees and expenses of Administrative Agent and the Lenders in connection with this Amendment and the transactions contemplated hereby.

4.Representations and Warranties.  Borrower represents and warrants to Administrative Agent and Lenders that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) no changes have been made to Borrower’s Organizational Documents since the date of the certificate delivered in connection with the closing of the Credit Agreement (f) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (g) after giving effect to this Amendment it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (h) except for the Subject Default and after giving effect to this

Amendment no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Administrative Agent or any Lender is required for Administrative Agent and Lenders to rely on the representations and warranties in this Amendment.

5.Scope of Amendment; Reaffirmation; RELEASE.  All references to the Credit Agreement shall refer to the Credit Agreement as affected by this Amendment.  Except as affected by this Amendment, the Loan Documents remain unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as affected by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  BORROWER HEREBY RELEASES ADMINISTRATIVE AGENT AND LENDERS FROM ANY LIABILITY FOR ACTIONS OR OMISSIONS IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE DATE OF THIS AMENDMENT.

6.Miscellaneous.

(a)No Waiver of Defaults. Except as expressly provided herein, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s and Lenders’ right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)Form.  Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in Proper Form.

(c)Headings.  The headings and captions used in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment, the Credit Agreement, or any other Loan Document.

(d)Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

(e)Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)Multiple Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Louisiana law.

(h)Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Among Borrower, Administrative Agent, and Lenders and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the immediately following pages.]

This Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

GULF ISLAND FABRICATION, INC., a Louisiana corporation

By:  /s/ Richard W. Heo

Name:  Richard W. Heo

Title:    President & CEO

Signature Page to

Waiver and Seventh Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

HANCOCK WHITNEY BANK,

a Mississippi state chartered bank, as Administrative Agent

By:  /s/ Tommy D. Pitre

Name:  Tommy D. Pitre

Title:    Senior Vice President

Signature Page to

Waiver and Seventh Amendment to Credit Agreement

LENDERS:

HANCOCK WHITNEY BANK,

a Mississippi state chartered bank, as sole Lender

By:  /s/ Tommy D. Pitre

Name:  Tommy D. Pitre

Title:    Senior Vice President

Signature Page to

Waiver and Seventh Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT

TO

WAIVER AND SEVENTH AMENDMENT TO CREDIT AGREEMENT

As an inducement to the Administrative Agent and each Lender to execute, and in consideration of the Administrative Agent and each Lender’s execution of, the Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of such undersigned under the Guaranty executed by such undersigned in connection with the Credit Agreement, or under any other Loan Documents executed by the undersigned to secure any of the Obligations (as defined in the Credit Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of the Amendment, (b) after giving effect to this Amendment, it is in compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) except for the Subject Default, no Default or Potential Default has occurred and is continuing. The undersigned hereby releases, discharges and acquits Administrative Agent and each Lender from any and all claims, demands, actions, causes of action, remedies, and liabilities of every kind or nature (including without limitation, offsets, reductions, rebates, and lender liability) arising out of any act, occurrence, transaction or omission occurring in connection with the Guaranty prior to the date of the Amendment.  This Guarantors’ Consent and Agreement shall be binding upon the undersigned, and its permitted assigns, if any, and shall inure to the benefit of the Administrative Agent, each Lender and their respective successors and assigns.

[Signature Page Follows]

Guarantors’ Consent

and Agreement to Waiver and Seventh Amendment to Credit Agreement

GUARANTORS:

GULF ISLAND WORKS, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:   Richard W. Heo

Title:     President & CEO

GULF ISLAND EPC, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:   Richard W. Heo

Title:     President & CEO

GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:   Richard W. Heo

Title:     President & CEO

Signature Page to Guarantors’ Consent

and Agreement to Waiver and Seventh Amendment to Credit Agreement

GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., a Louisiana limited liability company

By:	GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its sole member

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:   Richard W. Heo

Title:     President & CEO

GULF MARINE FABRICATORS, L.P., a Texas limited partnership

By:	GULF MARINE FABRICATORS, LIMITED PARTNER, L.L.C., a Louisiana limited liability company, its general partner

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:   Richard W. Heo

Title:     President & CEO

GULF ISLAND, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:   Richard W. Heo

Title:     President & CEO

Signature Page to Guarantors’ Consent

and Agreement to Waiver and Seventh Amendment to Credit Agreement

GULF ISLAND RESOURCES, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND, L.L.C., a Louisiana limited liability company, its sole member

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:   Richard W. Heo

Title:     President & CEO

GULF ISLAND SHIPYARDS, LLC, a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:   Richard W. Heo

Title:     President & CEO

GULF ISLAND SERVICES, L.L.C., a Louisiana limited liability company

By:	GULF ISLAND FABRICATION, INC., a Louisiana corporation, its sole member

By:  /s/ Richard W. Heo

Name:   Richard W. Heo

Title:     President & CEO

Signature Page to Guarantors’ Consent

and Agreement to Waiver and Seventh Amendment to Credit Agreement

SCHEDULE 1(a)

Lenders and Commitments

(As of the Seventh Amendment Effective Date)

Lender	Revolving Commitment	Revolving Commitment Percentage
Hancock Whitney Bank	$20,000,000	100%
Total	$20,000,000	100%